EXHIBIT B-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              ____________, 20__

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust ACE 2005-RM1

               Re: ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1 Asset Backed Pass-Through Certificates,
                    CLASS B, CLASS CE, CLASS P AND CLASS R CERTIFICATES

Ladies and Gentlemen:

       In connection with the transfer by ________________ (the "Transferor") to __________________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

       Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act'), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                     Very truly yours,

                                     -------------------------------------------
                                     (Transferor)

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

                            FORM OF TRANSFEREE LETTER

                                                           _______________, 20__

Wells Fargo Bank, N.A.
Sixth and Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust ACE 2005-RM1

     Re: ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1 Asset Backed Pass-Through Certificates,
              CLASS B, CLASS CE, CLASS P AND CLASS R CERTIFICATES

Ladies and Gentlemen:

       In connection with the transfer by ______________________ (the "Transferor") to __________________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferee hereby certifies as follows:

              1. The Transferee understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

              2. The Transferee is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

              3. The Transferee is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

              4. The Transferee has been furnished with, and has had an opportunity to review (a) a copy of the Pooling and Servicing Agreement and (b) such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Transferee from the Depositor or the Transferor and is relevant to the Transferee's decision to purchase the Certificates. The Transferee has had any questions arising from such review answered by the Depositor or the Transferor to the satisfaction of the Transferee.


                                     B-2-2

              5. The Transferee has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
       (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

              6. The Transferee: (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.12510.3-101 or (b) [[for Class CE, Class P and Class R] has provided the Trustee with an opinion of counsel on which the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the Servicer may rely, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.] [[for Class B] represents and warrants that it has acquired and is holding such certificate in reliance on Prohibited Transaction Exemption ("PTE") 2002-41, and that it understands that there are certain conditions to the availability of PTE 2002-41, including that such certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by S&P, Fitch or Moody's Investors Service, Inc., and such certificate is so rated, and that it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D issued under the Securities Act and will obtain a representation from any transferee that such transferee is an accredited investor so long as it is required to obtain a representation regarding compliance with the Securities Act or (c)(i) it is an insurance company, (ii) the source of funds used to acquire or hold the certificate or interest therein is an "insurance company general account," as such term is defined in
       Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions in Sections I and III of PTCE 95-60 have been satisfied.]


                                     B-2-3

       In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in paragraph 6 above.

                                     Very truly yours,

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     B-2-4